UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2008

IPC THE HOSPITALIST COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33930	No. 95-4562058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Lankershim Boulevard, Suite 617
North Hollywood, California
(Address of principal executive offices including Zip Code)

(888) 447-2362
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 2.02. Results of Operations and Financial Condition.

On March 20, 2008, IPC The Hospitalist Company, Inc. issued a press release reporting results of operations for the three months and year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated March 20, 2008, reporting results of operations for the three months and year ended December 31, 2007*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC THE HOSPITALIST COMPANY, INC.

Date: March 20, 2008	By:	/s/ Adam D. Singer, M.D.
Adam D. Singer, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated March 20, 2008, reporting results of operations for the three months and year ended December 31, 2007*

* Filed herewith.